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                   NORTHWESTERN PUBLIC SERVICE - SOUTH DAKOTA

                              SERVICE REQUEST FORM

This form shall constitute the Customer's Agreement to the terms of the Gas Transportation Tariff. The Company shall have the right, to file for, and seek approval by the South Dakota Public Utilities Commission of, changes in rates, charges or other tariff provisions applicable to service hereunder and to place such changes in effect in accordance with applicable law; and this Agreement shall be deemed to have been amended to include such changes and any other changes which become effective by operation of law or by order of any governmental body with jurisdiction.

This agreement shall become effective as of INITIAL START-UP PLANT, and shall be in effect for a primary term of 10 year(s) from such date, with a 10 year rollover right at the same rate exercisable by Dakota Ethanol, and from year to year thereafter, unless and until terminated by either party upon six (6) months' written notice.

CUSTOMER NAME:  DAKOTA ETHANOL - LLC
              -----------------------

CUSTOMER ACCOUNT NUMBER:                                     SIC CODE:  2869
                         -----------------------------------

NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM CODE:  325193
                                                   ---------

CUSTOMER ADDRESS - GAS DELIVERY POINT:  WENTWORTH, SD
                                      ----------------

CUSTOMER ADDRESS - NOTICES:  P.O. BOX 100 WENTWORTH, SD 57075
                           -----------------------------------

CUSTOMER ADDRESS - INVOICES:  P.O. BOX 100 WENTWORTH, SD 57075
                           -----------------------------------

CUSTOMER CONTACT:  ROB BROIN/STEVE SERSHEN  TITLE:  V. P.
                 --------------------------       ---------

PHONE:  605-483-2676       FAX:  605-489-2677
       -------------            --------------

RECEIPT POINT (NWPS TBS):  LAKE MADISON
                          --------------

DELIVERY POINT:  DAKOTA ETHANOL
                ----------------

METER NUMBER(S):

PREVIOUS RATE DESIGNATION(S):  N/A
                              -----

SERVICE QUANTITY:          THERMS/DAY                42,000

FIRM TRANSPORTATION:       THERMS/DAY

DAILY BALANCING:           THERMS/DAY

STANDBY SUPPLY             THERMS/DAY

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                   NORTHWESTERN PUBLIC SERVICE - SOUTH DAKOTA

                              SERVICE REQUEST FORM

PRICING:

From time to time, Customer and Company shall negotiate a rate and term of transportation which shall be by purchase nomination order in the form which is attached as Exhibit A and incorporated by reference in this Agreement.

Service Qualifications:

The Company is notifying Customers who have elected Gas Transportation Service of the risks of transportation reasonably known at the time the Customer begins transporting gas. The Customer hereby understands it may be subject to risks which include, but may not be limited to, the following:

         1) The Company may not have firm or interruptible gas sales service available if the Customer seeks to purchase gas from the Company;

         2) The Customer may be subject to pipeline penalties assessed to the Company which are caused by the Customer consuming the Company's gas with no authority to do so; and

         3) If the Customer elects to discontinue transporting gas and if the Company is able to secure a source of gas supply and transportation for the Customer, the cost of such gas and transportation may exceed the cost of gas being purchased by the Company's other Customers.

IN WITNESS WHEREOF, the Parties hereto have executed this Service Request Form as of the day and year set forth below.

Company                                              Customer

Northwestern Public Service                          Dakota Ethanol - LLC
                                                     --------------------


By: /s/ Glen Hen                                     By: /s/ Jeff Broin
  -------------------------                             ------------------------

Title: Vice President                                Title: Vice Chairman
      ---------------------                                ---------------------

Date: 8/10/00                                        Date: 8-25-00
     ----------------------                               ----------------------

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                   NORTHWESTERN PUBLIC SERVICE - SOUTH DAKOTA
                              SERVICE REQUEST FORM


                                   EXHIBIT "A"
                            GAS TRANSPORTATION TARIFF
                            PURCHASE NOMINATION ORDER

         This Purchase Nomination Order ("PNO") is made and entered into by and between Customer and Company. This PNO is pursuant to and in accordance with the provisions of the Agreement for Gas Transportation Tariff executed between the Parties and Company's Gas Transportation Tariff as on file with and made effective by the South Dakota Public Utilities Commission.

TELECOPY TO:  Dakota Ethanol

ATTENTION:  Steve Sershen

Telephone: 605-483-2676    Telecopier: 605-489-2677

RATES:

Transportation: $0.12 per MMBtu transported (Up to 1,533,000 MMBtu/Yr.)
                                           Total maximum annual cost equals
                                           $183,960 unless capital improvements
                                           are required.

Others:

     Customer Charge - SDPUC Rate No. 87B tariff
     No NorthWestern Pubic Service fuel retention

Please acknowledge the terms outlined above by signing below, and return via facsimile to 605-353-8216.
             ------------

NorthWestern Public Service               DAKOTA ETHANOL -LLC
"Company"                                 -------------------
                                          "Customer"

/s/ Glen Hen            8/10/00           /s/ Jeff Broin             8/25/00
------------------------------------    ----------------------------------------
Name                   Date               Name                      Date